SUBSCRIPTION AGREEMENT

THIS SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of June 12, 2013, is by and between Akers Biosciences, Inc., a corporation incorporated under the laws of the State of New Jersey and located at 201 Grove Road, Thorofare, New Jersey 08086 USA (the “Company”), and CHUBEWORKX GUERNSEY LIMITED, a company incorporated in Guernsey with registration number 55801 with its registered office at 18-20 Le Pollet, St Peter Port, Guernsey, GY1 1WH, Channel Islands (“Chubeworkx” or the “Subscriber”). The Company and the Subscriber are sometimes collectively referred to herein as the “Parties” and individually referred to herein as a “Party.”

WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(a)(2) and/or Regulation D (“Regulation D”) promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the Parties desire that, upon the terms and subject to the conditions contained herein and upon the satisfaction of all of the Conditions Precedent (as such term is defined in Section 2 of this Agreement) and in accordance with Section 3, the Company shall issue and sell to the Subscriber, and the Subscriber shall purchase, the aggregate number of shares of Common Stock in the Company of without par value , as is set forth on the signature page hereto (the “Shares”) for an aggregate purchase price of $1,600,000 (the “Purchase Price”).

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement, the Company and the Subscriber hereby agree as follows:

1.          Purchase and Sale. Upon the terms and subject to the conditions set forth in this Agreement, the Company hereby agrees to issue and allot the Shares to the Subscriber free of all liens, pledges, mortgages, security interests, options, rights to acquire, rights of pre-emption, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever (collectively, “Encumbrances” and individually, an “Encumbrance”), and the Subscriber hereby agrees to purchase the Shares, conditional upon admission of the Shares to trading on the AIM market of the London Stock Exchange plc (“AIM”) (“Admission”), and accept delivery from the Company, for the Purchase Price.

2.          Conditions Precedent. As a condition precedent to the obligations of the Parties contained herein, (i) the Subscriber shall complete, execute and deliver to the Company the investor questionnaire, in the form of Exhibit A attached hereto, (ii) the Subscriber, the Company and Thomas Knox shall have executed and delivered the Voting Agreement in the form attached hereto as Exhibit B (the “Voting Agreement”), (iii) Raymond Akers, Jr., Thomas A. Nicolette and the Company shall have executed and delivered the agreement in the form attached hereto as Exhibit C, (iv) the Parties shall each deliver any and all evidence of corporate authorization or other appropriate documentation as may be requested by the other Party in its reasonable discretion, and (v) the Subscriber (as successor to Sono International Limited), the Company, (EN)10 (Guernsey) Limited and (EN)10 Limited shall enter into a letter of amendment to revise the terms of the licence and supply agreement between them dated 19 June 2012 (together, the “Conditions Precedent”). Both parties agree and undertake to fulfill the Conditions Precedent on their part within three (3) business days of the signing of this Agreement.

3.          Completion. The Subscriber agrees to deposit the Purchase Price with its lawyers, Simmons & Simmons LLP of CityPoint, One Ropemaker Street, London, EC2Y 9SS, United Kingdom, immediately following the satisfaction or waiver of the Conditions Precedent outlined in Section 2, above. On confirmation of the receipt of funds from Simmons & Simmons LLP, the Company undertakes to (i) issue the Shares, conditional upon Admission; (ii) instruct the registrar to allot the Shares to the Subscriber in the register of members and issue a share certificate to the Subscriber; and (iii) to submit an application to AIM for the admission of the Shares to trading. Completion will occur on the day the Shares are issued and admitted to trading on AIM, which is expected to be not more than eight (8) business days following the date of the Agreement, and, following receipt of confirmation from the Company’s nominated adviser that Admission has occurred, the Subscriber undertakes to instruct Simmons & Simmons LLP to immediately transfer the Purchase Price to the Company’s bank account by wire transfer in accordance with the wiring instructions set forth in Schedule 3 to this Agreement.

4.          Subscriber Representations and Warranties. The Subscriber hereby represents and warrants to and agrees with the Company that:

(a)          Standing of Subscriber. The Subscriber is duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its formation;

(b)          Authorization and Power. The Subscriber has the requisite power and authority to enter into and perform this Agreement and to purchase the Shares. The execution, delivery and performance of this Agreement by the Subscriber and the consummation by the Subscriber of the transactions contemplated hereby have been duly authorized by all necessary company action, and no further consent or authorization of the Subscriber, its board of directors or similar governing body, or stockholders is required, as applicable. This Agreement has been duly authorized, executed and delivered by the Subscriber and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Subscriber, enforceable against the Subscriber in accordance with the terms thereof, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity;

(c)         No Conflicts. The execution, delivery and performance of this Agreement and the consummation by Subscriber of the transactions contemplated herein do not and will not result in a violation of Subscriber’s constitutional documents, articles of association or other organizational documents, as applicable;

(d)          Information on Subscriber. The Subscriber is an “accredited investor,” as such term is defined in Rule 501(a) of Regulation D promulgated by the Commission under the Securities Act and affirmed by the Subscriber in the pro forma Purchaser Questionnaire attached hereto as the Exhibit A, is experienced in investments and business matters, has made investments of a speculative nature, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable the Subscriber to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The Subscriber is not required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended;

(e)          Purchase of Shares. The Subscriber will purchase the Shares for its own account for investment and not with a view toward, or for resale in connection with, the public sale or any distribution thereof in violation of the Securities Act or any applicable state securities law, and has no direct or indirect arrangement or understandings with any other person or entity to distribute or regarding the distribution of such Shares;

(f)          Compliance with Securities Act. The Subscriber understands and agrees that the Shares are “restricted securities” and have not been registered under the Securities Act or any applicable state securities laws by reason of their issuance in a transaction that does not require registration under the Securities Act and that such Shares must be held indefinitely unless a subsequent disposition is registered under the Securities Act or any applicable state securities laws or is exempt from such registration;

(g)          Legend for the Shares of the Subscriber. The Shares shall bear the following legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

(h)          Communication of Offer. The Subscriber has a preexisting personal or business relationship with the Company or one or more of its directors, officers, advisors or control persons, and the offer to issue the Shares was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer;

(i)          No Governmental Endorsement. The Subscriber understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares, or the suitability of the investment in the Shares, nor have such authorities passed upon or endorsed the merits of the offering of the Shares;

(j)          Receipt of Information. The Subscriber believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Shares. The Subscriber further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Shares and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access; and

(k)          No Market Manipulation. The Subscriber has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Shares, to facilitate the sale or resale of the Shares or affect the price at which the Shares may be issued or resold.

4.          Company Representations and Warranties. The Company represents and warrants to, and agrees with, the Subscriber that:

(a)          Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of New Jersey, it has the requisite corporate power and authority to own and operate its properties and assets and to carry on its business as presently conducted (including being qualified and in good standing in each jurisdiction in which it operates).

(b)          Authority; Enforceability. The Company has the requisite power and authority to enter into and perform this Agreement and to issue the Shares and apply to AIM for Admission. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby have been duly authorized by all necessary company action, and no further consent or authorization of the Company, its board of directors or similar governing body, or stockholders is required, as applicable. This Agreement has been duly authorized, executed and delivered by the Company and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Company, enforceable against the Company in accordance with the terms thereof, except as may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors’ rights generally, or principles of equity;

(c)          Capitalization and Additional Issuances; Indebtedness. The Company has authorized 500 million shares of common stock and 50 million shares of Series A Preferred Stock. As of the date hereof, there are 198,715,666 shares of Common Stock issued and outstanding and 10,000,000 shares of Series A Preferred Stock issued and outstanding. All of the 198,715,666 outstanding shares of the Common Stock are, and the Shares to be issued pursuant hereto are, duly authorized and validly issued, fully paid and non-assessable and are not (and will not be) subject to preemptive or similar rights or any Encumbrance. All such shares were issued in compliance with all applicable laws including state, federal and applicable international securities laws and the AIM Rules for Companies. The rights, preferences and privileges of the shares of the Company are as stated in the certificate of incorporation.

(d)          Consents. No consent, approval, authorization or order of any court, governmental agency or body having jurisdiction over the Company or of any other person is required for the execution by the Company of this Agreement and compliance and performance by the Company of its obligations hereunder and thereunder, including, without limitation, the issuance of the Shares;

(e)          No Violation or Conflict. Neither the issuance and sale of the Shares nor the performance of the Company’s obligations under this Agreement will:

(i)          violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (a) the Certificate of Incorporation, or Bylaws of the Company or any other organizational documents of the Company or (b) any decree, judgment, order or determination applicable to the Company of any court, governmental agency or body having jurisdiction over the Company or over the properties or assets of the Company; or

(ii)         result in the creation or imposition of Encumbrance of any kind or nature whatsoever upon the Shares except in favor of the Subscriber as described herein;

(f)          The Shares. Upon issuance, the Shares:

(i)          shall be free and clear of any Encumbrances, subject only to restrictions upon transfer under the Securities Act and any applicable state securities laws;

(ii)         shall have been duly and validly issued, fully paid and non-assessable;

(iii)        will not subject the holders thereof to personal liability by reason of being such holders;

(iv)        may be freely traded on AIM.

(g)          No General Solicitation. Neither the Company, nor any of its affiliates, nor any person or entity acting on its or their behalf, has engaged in any form of general solicitation or general advertising (as such terms are defined by Regulation D under the Securities Act) in connection with the offer or sale of the Shares;

(h)          AIM Compliance. The Company has complied with, and is not in violation of, the AIM Rules for Companies to which it is subject and the issue of the Shares and Admission, in accordance with this Agreement comply with the AIM Rules for Companies. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with its nominated adviser and AIM under all Laws (as defined below) applicable to the Company, for the three years preceding the date hereof (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “AIM Reports”), on a timely basis or has received a valid extension of such time of filing and has filed any such AIM Reports prior to the expiration of any such extension. As of their respective dates, the AIM Reports complied in all material respects with the requirements of all applicable Laws, and none of the AIM Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements of the Company provided to the Subscriber or included in the AIM Reports (the “Financial Statements”) comply in all material respects with applicable accounting requirements and the rules and regulations of AIM with respect thereto as in effect at the time of provision or filing. Such financial statements have been prepared in accordance with IFRS applied on a consistent basis during the periods involved, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by IFRS, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries, if any, as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(i)          Compliance. (i) The Company has complied with each, and is not in violation of, any applicable law, statute, regulation, rule, ordinance or order (“Laws”) to which the Company or its business, operations, employees, assets or properties are or have been subject, the non-compliance with which would have a material adverse effect. To the Company’s knowledge, no event has occurred or circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of, conflict with or failure on the part of the Company to comply with, any Law. The Company has not received written notice regarding any violation of, conflict with, or failure to comply with, any Law. The execution, delivery, and performance of this Agreement and any agreements related thereto by the Company, and the sale, issuance and delivery of the Shares pursuant hereto will not, with or without the passage of time or giving of notice, result in any such violation, or be in conflict with or constitute a default under any Law; and (ii) The Company owns, holds, possesses or lawfully uses in the operation of its business all franchises, licenses, permits and registrations (“Authorizations”) that are required or otherwise necessary for it to conduct its business as currently conducted or for the ownership and use of the assets owned or used by the Company in the conduct of its business, free and clear of all liens or other Encumbrances of any nature, except where the failure to possess such Authorizations would not have a material adverse effect. To the Company’s knowledge, no event has occurred or circumstances exist that (with or without the passage of time or the giving of notice) may result in a violation of, conflict with, failure on the part of the Company to comply with the terms of, or the revocation, withdrawal, termination, cancellation, suspension or modification of any Authorization. The Company has not received written notice regarding any violation of, conflict with, failure to comply with the terms of, or any revocation, withdrawal, termination, cancellation, suspension or modification of, any Authorization. The Company is not in material default and has not received written notice of any claim of such material default, with respect to any Authorization.

(j)          Litigation. Except as publically disclosed in the AIM Reports, there is no litigation, arbitration, mediation or investigation pending or, to the Company’s knowledge, threatened against the Company or affecting any of its properties or assets nor, to the Company’s knowledge, (a) has there occurred any event nor (b) does there exist any condition on the basis of which any such litigation, arbitration, mediation or investigation might be properly instituted or commenced. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action or suit by the Company pending or, to the Company’s knowledge, threatened against the Company.

(k)          Liabilities. The Company does not have and is not subject to any liability or obligation of any nature, except: (a) as disclosed on, or reflected or reserved against in, the Financial Statements, (b) as are not required under GAAP to be disclosed on, or reflected or reserved against in, financial statements, or (c) obligations to perform under commitments incurred in the ordinary course of business since June 30, 2012.

(l)          Offering Valid. Assuming the accuracy of the representations and warranties of the Subscriber contained in Section 4(b), the offer, sale, issuance and delivery of the Shares will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable securities Laws, the AIM Rules for Companies and any other rules of any exchanges to which the Company is subject.

(m)          Full Disclosure. No representation or warranty or other statement made by the Company in this Agreement in connection with the contemplated transactions contains any untrue statement of material fact or omits to state a material fact necessary to make the representations and warranties set forth herein, in light of the circumstances in which they were made, not misleading.

5.          Proof of Insurance. For so long as the Subscriber has an appointed representative serving on the Board of Directors of the Company in accordance with the provisions of the Voting Agreement, the Company shall provide to the Subscriber upon request proof of directors and officers liability insurance and fiduciary liability insurance providing insurance coverage to all directors serving on the Board of Directors of the Company.

5.          Covenant of the Company regarding Share Certificates and Registers. The Company agrees that as soon as reasonably practicable after the execution of this Agreement, it will (i) register the Subscriber as the holder of the Shares, and (ii) deliver to the Subscriber a definitive share certificate for the Shares in the name of the Subscriber.

7.          Broker’s Commission/Finder’s Fee. Each Party represents to the other that there are no parties entitled to receive fees, commissions, finder’s fees, due diligence fees or similar payments in connection with the consummation of the transactions contemplated hereby. Each Party agrees to indemnify the other against and hold the other Party harmless from any and all liabilities to any persons claiming brokerage commissions or similar fees on account of services purported to have been rendered on behalf of the indemnifying Party in connection with this Agreement or the transactions contemplated hereby and arising out of the indemnifying Party’s actions.

8.          Covenants Regarding Indemnification. Each Party agrees to indemnify, hold harmless, reimburse and defend the other Party and the other Party’s officers, directors, agents, counsel, affiliates, members, managers, control persons, and principal shareholders, as applicable, against any claim, cost, expense, liability, obligation, loss or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the indemnified Party or any such person which results, arises out of or is based upon (i) any breach of any representation or warranty by the indemnifying Party in this Agreement or (ii) any breach or default in performance by the indemnifying Party of any covenant or undertaking to be performed by the indemnifying Party.

9.          Miscellaneous.

(a)          Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, (iv) transmitted by hand delivery or facsimile or (v) electronically, addressed as set forth in the preamble paragraph hereto or to such other address as such Party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery at the address designated in the preamble paragraph hereto (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur.

(b)          Public Announcements. Except as attached hereto as Exhibit D or as may be required by applicable legal requirements or stock exchange rules, no Party to this Agreement or any affiliate or representative of such Party shall make any public announcements or otherwise communicate with any news media in respect of this Agreement without prior consent of the other Parties, such consent not to be unreasonably withheld, and prior to any announcement or communication the Parties shall cooperate.

(c)          Confidentiality. Except as may be required by applicable legal requirements or stock exchange rules, the Parties shall treat as strictly confidential the provisions of this Agreement and the process of their negotiation and all other information about the other Party obtained or received by it as a result of negotiating, entering into or performing its obligations under this Agreement, and such information may not be disclosed without the prior written consent of the other Party.

(d)          Entire Agreement. This Agreement constitutes the entire agreement between the Parties with respect to the subject matter hereof and may be amended only by a writing executed by both Parties. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith.

(e)          Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(f)          Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey without regard to principles of conflicts of laws. Any action brought by either Party against the other Party concerning the transactions contemplated by this Agreement shall be brought only in the state courts of the State of New Jersey or in the federal courts located in the State of New Jersey. The Parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(g)          Severability. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each Party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such Party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(h)          Counsel; Ambiguities. Each Party and its counsel have participated fully in the review and revision of this Agreement. The Parties understand and agree that any rule of construction to the effect that ambiguities are to be resolved against the drafting Party shall not apply in interpreting this Agreement. The language in this Agreement shall be interpreted as to its fair meaning and not strictly for or against any Party.

(i)          Captions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on and as of the date set forth above.

AKERS BIOSCIENCES, INC.

By:
Name:
Title:

SUBSCRIBER:

Name of Subscriber:

CHUBEWORKX GUERSEY LIMITED

Address:

18-20 Le Pollet, St Peter Port, Guernsey, GY1 1WH
Channel Islands

Fax No.: ________________________________

Taxpayer ID# (if applicable): ________________

_________________________________________

(Signature)

By: _____________________________________

Dated: _____________, 2013

Number of Shares: 80,000,000 (Common Stock)

Aggregate Purchase Price: $1,600,000

(No. Shares x purchase price per Share)

[Signature Page to Subscription Agreement]

SCHEDULE 3

COMPANY WIRING INSTRUCTIONS

For Credit to:

Account Number:

EXHIBIT A

INVESTOR QUESTIONAIRE

PURCHASER QUESTIONNAIRE

Purpose of this Questionnaire.

Shares of common stock, par value $.001 per share, of Akers Biosciences, Inc., a New Jersey corporation (the “Company”), are being offered without registration under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of certain states, in reliance on the private offering exemption contained in Rule 506 of the Securities Act and on Regulation D of the Securities and Exchange Commission thereunder (“Regulation D”), and in reliance on similar exemptions under certain applicable state laws. The purpose of this Purchaser Questionnaire is to assure the Company that the proposed purchaser meets the standards imposed for the application of such exemptions, including, but not limited to, whether the proposed purchaser qualifies as an “accredited investor,” as defined in Rule 501 under the Securities Act, or a “sophisticated investor,” as defined in Rule 506 under the Securities Act. Your answers will at all times be kept strictly confidential. However, by signing this Purchaser Questionnaire, you agree that the Company may present this Purchaser Questionnaire to such parties as the Company may deem appropriate if called upon under applicable law to establish the availability of any exemption from registration of the private placement, or if the contents hereof are relevant to any issue in any action, suit or proceeding to which the Company is a party or by which it may be bound. The undersigned realizes that this Purchaser Questionnaire does not constitute an offer by the Company to sell shares of its common stock, but is a request for information.

THE COMPANY WILL NOT OFFER OR SELL SHARES TO ANY INDIVIDUAL WHO HAS NOT FILLED OUT, AS THOROUGHLY AS POSSIBLE, A PROSPECTIVE PURCHASER QUESTIONNAIRE.

Instructions:

One (1) copy of this Purchaser Questionnaire should be completed, signed, dated and delivered to:

Akers Biosciences, Inc.

201 Grove Road

Thorofare, New Jersey USA 08086

Attn: Thomas A, Nicolette

Please contact Mr. Thomas A. Nicolette at (856) 848-2116, if you have any questions with respect to this Purchaser Questionnaire.

PLEASE ANSWER ALL QUESTIONS. If the appropriate answer is “None” or “Not Applicable,” so state. Please print or type your answers to all questions. Attach additional sheets if necessary to complete your answers to any item.

I.	General Information:

Name:   _____________________________________________________________________________

Date of Birth:   ______________________________________________________________________

Residence Address:   _________________________________________________________________

____________________________________________________________

Business Address:    ___________________________________________________________________

__________________________________________________________________

Home Telephone No.:   ________________________________________________________________

Business Telephone No:   ____________________________________________________________

E-mail Address:   ___________________________________________________________________

Preferred Mailing Address:   ________ Business   or _________   Home (check one)

Social Security Number:   ____________________________________________________________

Marital Status:   ____________________________________________________________________

II.	Financial Condition:

1.            Did your individual annual income during each of 2010 and 2009 exceed $200,000, and do you reasonably expect your individual annual income during 2011 to exceed $200,000?

Yes _______       No _______

2.            Did your joint (with spouse) annual income during each of 2010 and 2009 exceed $300,000, and do you reasonably expect your joint annual income during 2011 to exceed $300,000?

Yes _______       No _______

3.            Does your individual net worth, or joint net worth with your spouse, at the time of purchase, exceed $1,000,000, excluding the value of your primary residence, calculated by subtracting from the estimated fair market value of the property the amount of debt secured by the property, up to the estimated fair market value of the property?

Yes _______       No _______

4.            The undersigned is a director or executive officer of the Company which is issuing and selling the shares of common stock.

Yes _______       No _______

5.             The undersigned is a bank or a savings and loan association, whether acting in its individual or fiduciary capacity; broker dealer; insurance company; investment company registered under the Investment Company Act of 1940 or a business development company as defined in said Act; small business investment company (“SBIC”) licensed by the U.S. Small Business Administration; plan established or maintained by a state, its political subdivision or any agency or instrumentality thereof maintained for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of Title 1 of ERISA, if the investment decision is made by a plan fiduciary which is either a bank, savings and loan association, insurance company or registered investment advisor, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self directed plan, with investment decisions made solely by persons that are accredited subscribers. (Describe entity below)

6.             The undersigned is a private business development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940. (Describe entity below)

7.              The undersigned is a corporation, partnership, Massachusetts business trust or non-profit organization within the meaning of Section 501(c)(3) of the Internal Revenue Code, in each case not formed for the specific purpose of acquiring the Company’s shares of common stock and with total assets in excess of $5,000,000. (Describe entity below)

8.             The undersigned is a trust with total assets in excess of $5,000,000 and not formed for the specific purpose of acquiring the Company’s common stock, where the purchase is directed by a “sophisticated person” as defined in Regulation 506(b)(2)(ii) under the Securities Act.

  Yes _______     No _______

9.             The undersigned is an entity (other than a trust) of which all of the equity owners are “accredited investors” within one or more of the above categories. If relying upon this Category 9 alone, each equity owner must complete a separate copy of this Agreement. (Describe entity below)

10.             The undersigned is not within any of the categories above and is therefore not an accredited investor.

   Yes _______    No _______

The undersigned agrees that the undersigned will notify the Company at any time on or prior to the date of termination of the offering in the event that the representations and warranties made by the undersigned in this purchaser questionnaire shall cease to be true, accurate and/or complete.

III.	Suitability (Please answer each question below)

(a)           For an individual subscriber, please describe your current employment, including the company by which you are employed and its principal business:

________________________________________________________________________________________________________________

 ________________________________________________________________________________________________________________

 ____________________________________________

(b)            For an individual subscriber, please describe any college or graduate degrees held by you:

________________________________________________________________________________________________________________

 ________________________________________________________________________________________________________________

 ____________________________________________

(c)            For all subscribers, please list types of prior investments:

________________________________________________________________________________________________________________

 ________________________________________________________________________________________________________________

 ____________________________________________

(d)           For all subscribers, please state whether you have participated in any other private placements before:

YES_______   NO_______

(e)            If your answer to question (d) above is “YES”, please indicate frequency of such prior participation in private placements of:

	Public	Private
	Companies	Companies	Public or Private

Frequently

Occasionally

Never

(f)           For individual subscribers, do you expect your current level of income to significantly decrease in the foreseeable future:

YES_______    NO_______

(g)           For trust, corporate, partnership and other institutional subscribers, do you expect your total assets to significantly decrease in the foreseeable future?

YES_______   NO_______

(h)           For all subscribers, do you have any other investments or contingent liabilities which you reasonably anticipate could cause you to need sudden cash requirements in excess of cash readily available to you:

YES_______    NO _______

(i)           For all subscribers, are you familiar with the risk aspects and the non-liquidity of investments such as the securities for which you are seeking to subscribe?

  YES_______    NO_______

(j)            For all subscribers, do you understand that there is no guarantee of financial return on this investment and that you run the risk of losing your entire investment?

YES_______   NO_______

IV.	FINRA AFFILIATION.

Are you affiliated or associated with a FINRA member firm (please check one):

Yes _________   No __________

If yes, please describe:

_________________________________________________________

_________________________________________________________

_________________________________________________________

If subscriber is a Registered Representative with a FINRA member firm, have the following acknowledgment signed by the appropriate party:

The undersigned FINRA member firm acknowledges receipt of the notice required by the Rules of Fair Practice.

Name of FINRA Member Firm
By:		Date:
Authorized Officer

By signing this Purchaser Questionnaire, I hereby confirm the following statements:

(i)            I am aware that the offering of shares of common stock of the Company will involve securities that are not transferable and for which no market exists, thereby requiring my investment to be maintained for an indefinite period of time;

(ii)            I acknowledge that any delivery to me of any offering materials relating to the shares of common stock of the Company prior to the determination by the Company of my suitability as an investor shall not constitute an offer of such shares until such determination of suitability shall be made, and I agree that I shall promptly return the offering materials to the Company upon request; and

(iii)            My answers to the foregoing questions are, and were on any date (if any) that I previously subscribed for shares of common stock of the Company, true and complete to the best of my information and belief and were true on any date that I previously subscribed for shares of common Stock of the Company, and I will promptly notify the Company of any changes in the information I have provided.

Executed:

Date:________________

(Printed Name)

Place: ____________________________________

(Signature)

(Printed Name of Joint Subscriber)

EXHIBIT B

VOTING RIGHTS AGREEMENT

THIS VOTING AGREEMENT (this “Agreement”), made as of the 12th day of June, 2013, is by and among AKERS BIOSCIENCES, INC., a corporation incorporated under the laws of the State of New Jersey and located at 201 Grove Road, Thorofare, New Jersey 08086 USA (the “Company”), THOMAS J. KNOX, an individual residing at 50 South 16th Street, Suite 4604, Philadelphia, Pennsylvania 19102 (“Knox” or the “Key Shareholder”) and CHUBEWORKX GUERNSEY LIMITED, a company incorporated in Guernsey with registration number 55801 with its registered office at 18-20 Le Pollet, St Peter Port, Guernsey, GY1 1WH, Channel Islands (the “Investor”). The Company, Knox and the Investor are sometimes collectively referred to herein as the “Parties” and individually referred to herein as a “Party.”

WITNESSETH:

WHEREAS, the Company and the Investor are parties to a Subscription Agreement of even date herewith (the “Subscription Agreement”), pursuant to which the Company has agreed to sell and the Investor has agreed to purchase 80,000,000 shares of Common Stock of the Company (the “Investor Shares”);

WHEREAS, the obligations of the Investor in the Subscription Agreement are conditioned upon the execution and delivery of this Agreement by Knox and the Company; and

WHEREAS, in order to induce the Investor to enter into the Subscription Agreement and invest funds in the Company pursuant thereto, the Parties desire to enter into this Agreement to set forth their agreements and understandings with respect to how shares of the Company’s capital stock held by them will be voted and to set forth certain other agreements between the Parties.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.          Agreement to Vote. The Key Shareholder and the Investor, as holders of Preferred Stock or Common Stock of the Company, each hereby agrees on behalf of itself and any transferee or assignee of any such shares of such Common Stock or Preferred Stock constituting a Related Party (as such term is defined below in this Section 1), to hold all of such shares of Common Stock and Preferred Stock and any other securities of the Company acquired by the Key Shareholder or the Investor in the future, including without limitation any shares of Common Stock or Preferred Stock of the Company acquired by the Key Shareholder or the Investor pursuant to any stock option, warrant or any other instrument (and any securities of the Company issued with respect to, upon conversion of, or in exchange or substitution for such Preferred Stock, Common Stock or other securities) (the “Shares”) subject to, and to vote the Shares at a regular or special meeting of stockholders (or by written consent) in accordance with, the provisions of this Agreement. For purposes of this Agreement, a “Related Party” shall mean (a) any present or former known spouse, ancestor or descendant of the Key Shareholder or any trust or other similar entity for the benefit of any of the foregoing persons, (b) any person or entity directly or indirectly controlled by the Key Shareholder or the Investor or (c) any person or entity directly or indirectly controlling, controlled by or under common control with, the Company. For the purposes of this definition, “control” (including, with correlative meaning, the terms “controlling,” “controlled by” and “under common control with”) shall mean the possession, directly or indirectly, of the power to direct or cause the direction of management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise.

2.          Company Independence. The Key Shareholder and the Investor each separately undertake that they will take all necessary actions to ensure that the Company maintains independence with each of the Key Shareholder and its Related Parties (in the case of the Key Shareholder) and the Investor and its Related Parties (in the case of the Investor), in connection with all of the Company’s business operations and the AIM Rules (in particular AIM Rule 13).

3.          Board Size. The Key Shareholder shall vote at a regular or special meeting of stockholders (or by written consent) such Shares that the Key Shareholder owns (or as to which the Key Shareholder has voting power), and the Company and the Key Shareholder shall take all other actions necessary to ensure that at all times, (a) the size of the Board shall be a maximum of five (5) directors and (b) the Company’s organizational documents specify that each director has equal rights to each other director, including without limitation voting in favor of any amendment to the Certificate of Incorporation or Bylaws of the Company that may be necessary under applicable law in order to legally and effectively implement all of the requirements under this Section 3. The Company and the Key Shareholder further agree to take any and all other actions that may be necessary under applicable law in order to implement the requirements of this Section 3, including without limitation calling any special meetings of the shareholders and/or Board of Directors and/or entering into written consents of the shareholders and/or Board of Directors as necessary in order to effectively implement the requirements of this Section 3. The Company and the Key Shareholder warrant and agree that the requirements set forth above in this Section 3 shall be implemented as soon as reasonably and practically possible following the Company’s next annual general shareholders’ meeting which is currently anticipated to be held in July 2013 (“AGM”), provided, however, that the requirements set forth above in this Section 3 shall be implemented by no later than thirty (30) calendar days following such AGM.

4.          Election and Removal of Directors. On all matters relating to the election of one or more directors of the Company, each of the Key Shareholder and the Investor shall vote at regular or special meetings of shareholders and give written consent with respect to, such number of Shares then owned by them (or as to which they then have voting power) as may be necessary to elect the following individuals to the Board:

(a)          at each election of directors in which the holders of any series of Preferred Stock of the Company (“Preferred Stock”), voting as a separate class, are entitled to elect directors of the Company, for so long as the Investor continues to hold shares of Common Stock of the Company entitling the Investor to ten percent (10%) or more of the voting rights with respect to the Company, the Key Shareholder shall vote all of its Shares comprised of Preferred Stock so as to elect one (1) individual designated by the Investor, subject only to approval of the designated individual by the AIM market of the London Stock Exchange plc (“AIM”);

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(b)          at each election of directors in which the holders of Common Stock, voting as a separate class, are entitled to elect directors of the Company, for so long as the Investor continues to hold shares of Common Stock of the Company entitling the Investor to ten percent (10%) or more of the voting rights with respect to the Company, the Key Shareholder shall vote all of its Shares comprised of Common Stock so as to elect one (1) individual designated by the Investor, subject only to approval of the designated individual by AIM;

(c)          at each election of directors in which the holders of Common Stock, voting as a separate class, are entitled to elect directors of the Company, for so long as a Key Shareholder continues to hold shares of Common Stock and/or Preferred Stock of the Company entitling such Key Shareholder to ten percent (10%) or more of the voting rights with respect to the Company, the Investor shall vote all of its Shares comprised of Common Stock so as to elect one (1) individual designated by such Key Shareholder, subject only to approval of the designated individual by AIM;

(d)          at each election of directors in which the holders of Common Stock and holders of Preferred Stock, voting together as a single class on an as-converted basis, are entitled to elect directors of the Company, for so long as the Investor continues to hold shares of Common Stock of the Company entitling the Investor to ten percent (10%) or more of the voting rights with respect to the Company, the Key Shareholder shall vote all of its Shares so as to elect one (1) individual designated by the Investor, subject only to approval of the designated individual by AIM; and

(e)          at each election of directors in which the holders of Common Stock and holders of Preferred Stock, voting together as a single class on an as-converted basis, are entitled to elect directors of the Company, for so long as a Key Shareholder continues to hold shares of Common Stock and/or Preferred Stock of the Company entitling such Key Shareholder to ten percent (10%) or more of the voting rights with respect to the Company, the Investor shall vote all of its Shares comprised of Common Stock so as to elect one (1) individual designated by such Key Shareholder, subject only to approval of the designated individual by AIM.

For purposes of this Agreement, any individual, entity, or group or class of individuals and/or entities who has or have the right to designate a director for election to the Company’s Board of Directors pursuant to the provisions of this Section 4 is hereinafter referred to as a “Designator” or as “Designators” or, when referring to one or more Designators, “Designator(s)” as applicable, and any such designee shall hereinafter be referred to as a “Designee.”

The Key Shareholder and the Investor both separately agree that they will each not exercise their voting rights with respect to any Shares held by them, and that they each shall use best efforts to ensure that any of their respective Related Parties will not exercise any of the voting rights of such Related Parties with respect to the Shares held by them, for the purposes of (i) calling any meeting of the shareholders of the Company at which the removal of any Designee of the Key Shareholder or the Investor as a member of the Board of Directors of the Company is to be voted upon, without the prior written consent of the Party whose Designee is the subject of removal from the Board of Directors, (ii) voting in favor of the removal of any Designee of the Key Shareholder or the Investor as a member of the Board of Directors of the Company at any meeting of the Shareholders of the Company at which the removal of any Designee of the Key Shareholder or the Investor as a member of the Board of Directors of the Company is to be voted upon, without the prior written consent of the Party whose Designee is the subject of removal from the Board of Directors, or (iii) otherwise approving any written consent of the shareholders of the Company seeking to remove any Designee of the Key Shareholder or the Investor as a member of the Board of Directors of the Company, without the prior written consent of the Party whose Designee is the subject of removal from the Board of Directors.

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The Parties further agree that within three (3) business days of the date of this Agreement, the Company and the Key Shareholder shall take any and all necessary actions to elect Gavin Moran as the Investor’s initial Designee on the Company’s Board of Directors.

5.            Changes in Designees. From time to time during the term of this Agreement, Designator(s) may, in their sole discretion:

(a)          elect to initiate a removal from the Company’s Board of Directors any incumbent Designee who occupies a Board seat for which such Designator(s) are entitled to designate the Designee under Section 4; and/or

(b)          designate a new Designee for election to a Board seat for which such Designator(s) are entitled to designate the Designee (whether to replace a prior Designee or to fill a vacancy in such Board seat);

provided such removal and/or designation of a Designee is approved in writing signed by the Designator or Designators entitled to designate such Designee under Section 4, in which case such election to remove Designee and/or elect a new Designee will be binding on the Key Shareholder or the Investor, as applicable. In the event of such an initiation of a removal or designation of a Designee under this Section 5, the Key Shareholder or the Investor, as the case may be, shall vote their respective Shares, as applicable, to cause: (i) the removal from the Company’s Board of Directors of the Designee or Designees so designated for removal; and (ii) the election to the Company’s Board Directors of any new Designee or Designees so designated for election to the Company’s Board of Directors by the appropriate Designator or Designators. The Company shall take such reasonable actions as are necessary to facilitate such removals or elections, including, without limitation, including the Designee in each slate of nominees proposed to the shareholders of the Company and recommending his or her election to the Board of Directors and soliciting the votes of the appropriate Key Shareholder and the Investor, and the Key Shareholder and the Investor shall vote all of their respective Shares entitled to vote at such meeting or in connection with such consent in favor of such removals or elections. Any vote taken to remove any Designee elected pursuant to Section 4, or to fill any vacancy created by the resignation, removal or death of a Designee elected pursuant to Section 4, shall be subject to the provisions of this Agreement, including without limitation Section 4 and this Section 5.

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6.          Additional Changes to Organizational Documents. The Key Shareholder shall vote at a regular or special meeting of stockholders (or by written consent) all of the Shares held by the Key Shareholder, and the Company and the Key Shareholder shall otherwise take all actions necessary to ensure that at all times up to the time which is immediately prior to the issuance of capital stock of the Company in connection with its first offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, the unanimous approval of the Board of Directors of the Company shall be required for any issuance by the Company of any new shares of capital stock of the Company or any instruments convertible into shares of capital stock of the Company (including any such issuance of shares of capital stock of the Company in connection with its first offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended), including without limitation voting in favor of any amendment to the Certificate of Incorporation or Bylaws of the Company that may be necessary in order to effectively implement the requirements of this Section 6; provided, however, that the Parties acknowledge and agree that the termination of the above requirements as of immediately prior to the issuance of capital stock of the Company in connection with its first offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall not occur until after the Board of Directors of the Company has already granted final approval of such first offering of Common Stock and the issuance of shares of Common Stock in connection therewith. The Key Shareholder shall vote at a regular or special meeting of stockholders (or by written consent) all of the Shares held by the Key Shareholder, and the Company and the Key Shareholder shall otherwise take all actions necessary, at all times up to the time which is immediately prior to the issuance of capital stock of the Company in connection with its first offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, to ensure that any change or amendment to the organizational documents of the Company providing for the removal of the requirements in the immediately preceding sentence shall require either (i) the unanimous approval of the members of the Board of Directors or (ii) approval of the holders of at least a majority of the outstanding shares of capital stock of the Company; provided, however, that the Parties acknowledge and agree that the termination of the above requirements as of immediately prior to the issuance of capital stock of the Company in connection with its first offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall not occur until after the Board of Directors of the Company has already granted final approval of such first offering of Common Stock and the issuance of shares of Common Stock in connection therewith. The Key Shareholder further agrees that the Key Shareholder shall not vote at any regular or special meeting of stockholders (or by written consent) in favor of any amendment or change to any of the organizational documents of the Company that seeks to remove any of the requirements of this Section 6. The Company and the Key Shareholder further agree to take any and all other actions that may be necessary under applicable law in order to implement the requirements of this Section 6, including without limitation calling any special meetings of the shareholders and/or Board of Directors and/or entering into written consents of the shareholders and/or Board of Directors as necessary under applicable law in order to effectively implement the requirements of this Section 6. The Company and the Key Shareholder warrant and agree that the requirements set forth above in this Section 6 shall be implemented as soon as reasonably and practically possible following the Company’s next AGM, provided, however, that the requirements set forth above in this Section 3 shall be implemented by no later than thirty (30) calendar days following such AGM.

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7.           Additional Covenants. The Key Shareholder agrees that he shall not vote in any capacity in favor of any amendment to the Certificate of Incorporation, Bylaws or any organizational document of the Company that seeks to remove, amend, or in any way alter the voting agreements of the Parties set forth in this Agreement or any of the other rights of the Investor set forth in this Agreement. The Investor agrees that the Investor shall not vote in any capacity in favor of any amendment to the Certificate of Incorporation, Bylaws or any organizational document of the Company that seeks to remove, amend, or in any way alter the voting agreements of the Parties set forth in this Agreement or any of the other rights of the Key Shareholder set forth in this Agreement.

8.           Covenants of the Company.

(a)          The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the Investor in order to protect the rights of the Parties hereunder against impairment.

(b)          Following the date of this Agreement, until consummation of all transactions contemplated hereby, the Company shall give to the Investor, its counsel, financial advisers, auditors and other authorized representatives reasonable access to the offices, properties, books and records, financial and other data and information as the Investor and its representatives may reasonably request.

(c)          The Company warrants that it has no current intention to issue any new shares of capital stock of the Company to the Key Shareholder or any third party until the requirements of Sections 3 through 6 of this Agreement have been fully implemented in accordance with their terms.

9.           No Liability for Election of Recommended Directors. Neither the Investor nor any officer, director, stockholder, partner, employee or agent of the Investor, makes any representation or warranty as to the fitness or competence of any Designee of the Investor to serve on the Company’s Board, whether designated under this Agreement or designated at any time in the future under the terms of this Agreement.

10.         Grant of Proxies. Upon the failure of the Key Shareholder to vote the Key Shareholder Shares in accordance with the terms of this Agreement, the Key Shareholder hereby grants to the Investor a proxy coupled with an interest in all Key Shareholder Shares owned by the Key Shareholder, which proxy in each case shall be irrevocable until this Agreement terminates pursuant to its terms, to vote all the Key Shareholder Shares in the manner provided in Sections 3, 4, 5 and 6 hereof. Upon the failure of the Investor to vote the Investor’s Investor Shares in accordance with the terms of this Agreement, the Investor hereby grants to the Key Shareholder a proxy coupled with an interest in all Investor Shares owned by the Investor, which proxy in each case shall be irrevocable until this Agreement terminates pursuant to its terms, to vote all such Investor Shares in the manner provided in Sections 3, 4 and 6 hereof.

11.         Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any other Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

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12.         Execution by the Company. The Company, by its execution in the space provided below, agrees that it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing shares of capital stock of the Company upon written request from such holder to the Company at its principal office.

13.         Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

14.         Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective Parties at their address as set forth in the opening paragraph of this Agreement. If notice is given to the Investor, a copy shall also be sent to Giordano, Halleran & Ciesla, P.C., 125 Half Mile Road, Red Bank, New Jersey 07701, Attention: Patrick S. Convery, Esq.

15.         Term. This Agreement shall terminate and be of no further force or effect immediately prior to the consummation of Company’s first offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended; provided, however, that the Parties acknowledge and agree that the termination of this Agreement as of immediately prior to the issuance of capital stock of the Company in connection with its first offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall not occur until after the Board of Directors of the Company has already granted final approval of such first offering of Common Stock and the issuance of shares of Common Stock in connection therewith.

16.         Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

17.         Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Company (ii) the Key Shareholder, and (iii) the Investor.

18.         Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s voting securities hereafter to any of the Parties (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like), such shares shall become subject to this Agreement.

19.         Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

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20.         Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the Parties and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

21.         Aggregation of Stock. All shares of capital stock of the Company (and warrants and rights to purchase the same) that are held or acquired by persons or entities that are affiliates of one another or that are under common investment management shall be aggregated together for the purpose of exercising or determining the availability of any rights under this Agreement.

22.         Binding Effect. In addition to any restriction on transfer that may be imposed by any other agreement by which any Party may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors, and Related Party transferees and assigns that may become stockholders of the Company by virtue of the transfer of any Shares; provided that for any such transfer to be deemed effective, the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by a transferee reasonably acceptable to the Company, such transferee shall be deemed to be a party to this Agreement as if such transferee’s signature appeared on the signature page of this Agreement. By its execution hereof or any Adoption Agreement, each of the Parties appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

23.         Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to conflicts of law principles thereof.

24.         Entire Agreement. This Agreement is intended to be the sole agreement of the Parties as it relates to the subject matter hereof and supersedes all other agreements of the Parties relating to the subject matter hereof.

25.         Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on and as of the date set forth above.

AKERS BIOSCIENCES, INC.,
a New Jersey corporation

By:
Name:
Title:

By:
Thomas J. Knox

CHUBEWORKX GUERNSEY LIMITED,
a company incorporated in Guernsey

By:
Name:
Title:

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed by the undersigned (the “Transferee”) pursuant to the terms of that certain Voting Agreement dated as of June 12, 2013 (the “Agreement”) by and among the Company and certain of its stockholders. Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Transferee agrees as follows:

Acknowledgment. Transferee acknowledges that Transferee is acquiring certain shares of the capital stock of the Company (the “Stock”), subject to the terms and conditions of the Agreement.

Agreement. Transferee (i) agrees that the Stock acquired by Transferee shall be bound by and subject to the terms of the Agreement, and (ii) hereby adopts the Agreement with the same force and effect as if Transferee were originally a party thereto.

Notice. Any notice required or permitted by the Agreement shall be given to Transferee at the address listed beside Transferee’s signature below.

EXECUTED AND DATED this ______ day of _________________, 20__.

TRANSFEREE:

By:
Name and Title

Address:
Fax:

Accepted and Agreed:

AKERS BIOSCIENCES, INC.,
a New Jersey corporation

By:
Name:
Title:

EXHIBIT C

SUBSEQUENT VOTING AGREEMENT

AGREEMENT

THIS AGREEMENT (this “Agreement”), made as of the 12th day of June, 2013, is by and among RAYMOND AKERS, JR., an individual residing at 171 Essex Avenue, Sewell, New Jersey 08080 (“Akers”), THOMAS A. NICOLETTE, an individual residing at 7 Spring Hollow Road, Centerport, New York 11721-1122 (“Nicolette”) and AKERS BIOSCIENCES, INC., with an office located at 201 Grove Road, Thorofare, New Jersey 08086 (the “Company”). Akers, Nicolette and the Company are sometimes collectively referred to herein as the “Parties” and individually referred to herein as a “Party.”

WITNESSETH:

WHEREAS, the Company and Chubeworkx Guernsey Limited (the “Investor”) are parties to a Subscription Agreement of even date herewith (the “Subscription Agreement”), pursuant to which the Company has agreed to sell and the Investor has agreed to purchase 80,000,000 shares of Common Stock of the Company (the “Investor Shares”);

WHEREAS, the obligations of the Investor in the Subscription Agreement are conditioned upon the execution and delivery of a certain Voting Agreement by and among Thomas J. Knox (“Knox”), the Investor and the Company (the “Voting Agreement”); and

WHEREAS, in order to induce the Investor to enter into the Subscription Agreement and invest funds in the Company pursuant thereto, the Parties desire to enter into this Agreement to set forth their agreements and understandings with respect to the initial implementation of certain of the requirements set forth in the Voting Agreement and to set forth certain other agreements between the Parties.

NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.            Board Size. Akers and Nicolette (collectively “Key Shareholders” and individually, a “Key Shareholder”) agree to vote at a regular or special meeting of stockholders (or by written consent) such shares of Common Stock or Preferred Stock of the Company that the Key Shareholders own (or as to which the Key Shareholders have voting power) (the “Key Shareholder Shares”) and take any and all other actions that may be necessary under applicable law to implement the changes to the organizational documents of the Company set forth in subsections (a) and (b) of Section 3 of the Voting Agreement; provided, however, that once the changes to the organizational documents of the Company described in subsections (a) and (b) of Section 3 of the Voting Agreement have been fully implemented, the obligations of the Key Shareholders under this Section 1 shall terminate and be of no further force or effect. The Company and the Key Shareholders further agree to take any and all other actions that may be necessary under applicable law in order to implement the requirements of this Section 1, including without limitation calling any special meetings of the shareholders and/or Board of Directors and/or entering into written consents of the shareholders and/or Board of Directors as necessary in order to effectively implement the requirements of this Section 1. The Key Shareholders warrant and agree that the requirements set forth above in this Section 1 shall be implemented as soon as reasonably and practically possible following the Company’s next annual general shareholders’ meeting which is currently anticipated to be held in July 2013 (“AGM”), provided, however, that the requirements set forth above in this Section 3 shall be implemented by no later than thirty (30) calendar days following such AGM.

2.            Election of Directors. Each of the Key Shareholders shall vote at a regular or special meeting of shareholders and give written consent with respect to, such number of shares of Key Shareholder Shares owned by them (or as to which they have voting power) as may be necessary to elect Gavin Moran as a member of the Board of Directors of the Company and shall take all other actions that may be necessary under applicable law to elect Gavin Moran as a member of the Board of Directors of the Company, subject only to approval of Gavin Moran by the AIM Market of the London Stock Exchange plc; provided, however, that once Gavin Moran has been elected to the Board of Directors of the Company, the obligations of the Key Shareholders under this Section 2 shall terminate and be of no further force or effect. The Company and the Key Shareholders further agree to take any and all other actions that may be necessary under applicable law in order to implement the requirements of this Section 2, including without limitation calling any special meetings of the shareholders and/or Board of Directors and/or entering into written consents of the shareholders and/or Board of Directors as necessary in order to effectively implement the requirements of this Section 2. The Key Shareholders warrant and agree that the requirements set forth above in this Section 2 shall be implemented within three (3) business days of the date of this Agreement.

3.            Additional Changes to Organizational Documents. The Key Shareholders agree to vote at a regular or special meeting of stockholders (or by written consent) such shares of Common Stock or Preferred Stock of the Company that the Key Shareholders own (or as to which the Key Shareholders have voting power) (the “Key Shareholder Shares”) and take any and all other actions, at all times up to the time which is immediately prior to the issuance of capital stock of the Company in connection with its first offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, that may be necessary under applicable law to implement the changes to the organizational documents of the Company set forth in Section 6 of the Voting Agreement (a) requiring unanimous approval of the members of the Board of Directors of the Company for any new issuance by the Company of any new shares of capital stock of the Company or any instruments convertible into shares of capital stock of the Company (including any issuance of shares of capital stock of the Company in connection with its first offering of Common Stock of the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended) and (b) providing that any change or amendment to the organizational documents of the Company providing for the removal of the requirements in subsection (a) above shall require either (i) the unanimous approval of the members of the Board of Directors or (ii) approval of the holders of at least a majority of the outstanding shares of capital stock of the Company; provided, however, that once the changes to the organizational documents of the Company described in subsections (a) and (b) above have been fully implemented, the obligations of the Key Shareholders under this Section 3 shall terminate and be of no further force or effect; and further provided that the Parties acknowledge and agree that the termination of the above requirements as of immediately prior to the issuance of capital stock of the Company in connection with its first offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall not occur until after the Board of Directors of the Company has already granted final approval of such first offering of Common Stock and the issuance of shares of Common Stock in connection therewith. The Company and the Key Shareholders further agree to take any and all other actions that may be necessary under applicable law in order to implement the requirements of this Section 3, including without limitation calling any special meetings of the shareholders and/or Board of Directors and/or entering into written consents of the shareholders and/or Board of Directors as necessary in order to effectively implement the requirements of this Section 3. The Key Shareholders warrant and agree that the requirements set forth above in this Section 3 shall be implemented as soon as reasonably and practically possible following the Company’s AGM, provided, however, that the requirements set forth above in this Section 3 shall be implemented by no later than thirty (30) calendar days following such AGM.

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4.            Covenants of the Parties. The Parties will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Parties, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the Investor in order to protect the rights of the Parties hereunder against impairment.

5.            Grant of Proxies. Upon the failure of any Key Shareholder to vote the Key Shareholder Shares in accordance with the terms of this Agreement, the Key Shareholder failing to vote such Key Shareholder Shares grants to the Company a proxy coupled with an interest in all Key Shareholder Shares owned by the Key Shareholder, which proxy in each case shall be irrevocable until this Agreement terminates pursuant to its terms, to vote all the Key Shareholder Shares in the manner provided in Sections 1, 2 and 3 hereof.

6.            Specific Enforcement. It is agreed and understood that monetary damages would not adequately compensate an injured Party for the breach of this Agreement by any other Party, that this Agreement shall be specifically enforceable, and that any breach or threatened breach of this Agreement shall be the proper subject of a temporary or permanent injunction or restraining order. Further, each Party waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

7.            Captions. The captions, headings and arrangements used in this Agreement are for convenience only and do not in any way limit or amplify the terms and provisions hereof.

8.            Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given (a) upon personal delivery to the party to be notified, (b) when sent by facsimile if sent during normal business hours of the recipient, and if not so confirmed, then on the next business day, or (c) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the respective Parties at their address as set forth in the opening paragraph of this Agreement. If notice is given to the Investor, a copy shall also be sent to Giordano, Halleran & Ciesla, P.C., 125 Half Mile Road, Red Bank, New Jersey 07701, Attention: Patrick S. Convery, Esq.

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9.            Term. This Agreement shall terminate and be of no further force or effect immediately prior to the consummation of Company’s first offering of its Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended; provided, however, that the Parties acknowledge and agree that the termination of this Agreement as of immediately prior to the issuance of capital stock of the Company in connection with its first offering of Common Stock pursuant to an effective registration statement under the Securities Act of 1933, as amended, shall not occur until after the Board of Directors of the Company has already granted final approval of such first offering of Common Stock and the issuance of shares of Common Stock in connection therewith.

10.           Manner of Voting. The voting of shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law.

11.           Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of (i) the Key Shareholder, (ii) the Company and (iii) the Investor.

12.           Stock Splits, Stock Dividends, etc. In the event of any issuance of shares of the Company’s voting securities hereafter to any of the Parties (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization or the like), such shares shall become subject to this Agreement.

13.           Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

14.           Successors and Assigns. The provisions hereof shall inure to the benefit of, and be binding upon, the Parties and their respective successors, assigns, heirs, executors and administrators and other legal representatives.

15.           Binding Effect. In addition to any restriction on transfer that may be imposed by any other agreement by which any Party may be bound, this Agreement shall be binding upon the Parties, their respective heirs, successors, transferees and assigns and to such additional individuals or entities that may become stockholders of the Company by virtue of the transfer of any Key Shareholder Shares; provided that for any such transfer to be deemed effective, the transferee shall have executed and delivered an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by a transferee reasonably acceptable to the Company, such transferee shall be deemed to be a party to this Agreement as if such transferee’s signature appeared on the signature page of this Agreement. By its execution hereof or any Adoption Agreement, each of the Parties appoints the Company as its attorney-in-fact for the purpose of executing any Adoption Agreement which may be required to be delivered hereunder.

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16.           Third Party Beneficiary. The Parties understand and agree that the Investor shall be an express third party beneficiary of this Agreement, and shall have the right to enforce all obligations of Akers and Nicolette under this Agreement and exercise all rights of the Company under this Agreement.

17.           Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to conflicts of law principles thereof.

18.           Entire Agreement. This Agreement is intended to be the sole agreement of the Parties as it relates to the subject matter hereof and supersedes all other agreements of the Parties relating to the subject matter hereof.

19.           Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed on and as of the date set forth above.

By:	/s/ Raymond Akers, Jr.
Raymond Akers, Jr.

By:	/s/ Thomas A Nicolette
Thomas A. Nicolette

AKERS BIOSCIENCES, INC.,
a New Jersey corporation

By:	/s/ Thomas A. Nicolette
Name:	Thomas A. Nicolette
Title:	CEO

EXHIBIT D

ANNOUNCEMENT

RNS Number : 9280G

Akers Biosciences, Inc.

13 June 2013

Akers Biosciences, Inc.

("ABI" or the "Company")

Extension of Licence and Supply Agreement

$1.6 million share subscription

Akers Biosciences, Inc (AIM: AKR), a leading designer and manufacturer of rapid diagnostic screening and testing products, is pleased to announce that it has extended its licence and supply agreement dated 19 June 2012 (the "Licence and Supply Agreement") with Chubeworkx Guernsey Limited ("Chubeworkx") to cover the United States, Canada and Mexico.

In 2012, ABI announced that it had negotiated a multi-year breathalyser agreement with Chubeworkx pursuant to which the Company granted Chubeworkx an exclusive licence to market and distribute private-labelled versions of ABI's disposable breath alcohol detectors, to be supplied by the Company, outside the United States of America, Canada and Mexico. Chubeworkx and its indirect subsidiary, en10 Global Limited ("en10") have since initiated an extensive marketing programme in France to support the launch of the NF-Marked version of CHUBE-branded breathalysers. As announced on 10 April 2013, Chubeworkx has already ordered 4.9 million breathalysers and, with a marketing exercise currently underway, the Company believes it will receive future orders. Whilst the majority of this marketing has been aimed at the French market, with all drivers on French roads, including foreign passport holders and drivers of foreign vehicles legally required to carry at least one un-used NF Approved disposable breathalyser kit, Chubeworkx, through en10, also has active sales and marketing initiatives in the UK, South Africa and Australia under the "BE CHUBE" alcohol awareness programme. The extension of the Licence and Supply Agreement will allow the marketing and distribution of the "BE CHUBE" programme to be expanded worldwide using the ABI breathalyser.

In addition, Chubeworkx has agreed to subscribe for 80,000,000 new common shares (the "Subscription Shares") in the Company for a total price of $1,600,000 (the "Subscription"). Chubeworkx' desire to acquire an equity stake in ABI furthers its commitment to the Company's commercial success within and beyond the disposable breathalyser business segment. Chubeworkx has well-established business relationships in Africa and Asia where there is potentially strong demand for ABI's infectious disease rapid assays.

Under the terms of the Subscription Agreement, which is conditional upon admission of the Subscription Shares to trading on AIM ("Admission"), Chubeworkx can, at any one time, nominate one individual to the Board of Directors of ABI, subject to the AIM Rules for Companies. The Subscription Shares will represent 28.7% of the Company's common stock immediately following Admission.

The Company also announces that it intends to change its by-laws to, inter alia, ensure that, at all times, the unanimous approval of the Board of Directors of the Company shall be required for any issuance by the Company of any new shares of capital stock of the Company or any instruments convertible into shares of capital stock of the Company. This change in the Company's by-laws is expected to be tabled as a resolution at the next general meeting of the Company. Chubeworkx, Thomas Knox, Ray Akers and Thomas A. Nicolette, who in aggregate will hold, post Admission, 53.2% of the voting rights in the Company, have each undertaken to vote in favour of the proposed changes to the Company's by-laws.

In addition to the Subscription, ABI and Chubeworkx have entered into a share purchase agreement pursuant to which ABI will sell its 20% interest in (en)10 Guernsey Limited to Chubeworkx for $100,000.

Application has been made for Admission, which is expected to occur at 8.00 am on 14 June 2013. On Admission, the Subscription Shares will rank pari passu in all respects with the Company's existing common shares in issue. Immediately following Admission, the Company will have 278,815,666 common shares in issue and 10,000,000 preferred shares ("Preferred Shares") in issue. The Preferred Shares each have five votes per share and the Company has no ordinary shares held in treasury. The total number of voting rights is therefore 328,815,666. This figure may be used by shareholders in the Company as the denominator for the calculations by which they will determine if they are required to notify their interest in, or a change in their interest in, the share capital of the Company under the FCA's Disclosure and Transparency Rules.

Immediately following Admission, Chubeworkx will hold 28.7% of the Company's common stock and 24.3% of the voting rights in the Company.

Thomas A. Nicolette, President and Chief Executive Officer of ABI commented, "Our partnership with Chubeworkx is delivering measurable results to the Company's bottom line. Their extensive "BE CHUBE" promotional programme is helping to transform the way people from among the most at-risk populations view alcohol consumption and emphasise the importance of proactive testing with CHUBE breath alcohol detectors. We believe that our decision to expand CHUBE's reach into North America will facilitate a global presence and likely demand for ABI-manufactured private-label disposable breathalysers."

Gavin Moran, Chairman of Chubeworkx also noted, "Our partnership with ABI has provided us with a keen understanding of the capabilities of, and exciting potential for, ABI's proprietary platform technologies. This strategic view has led us to a significant investment in the Company and a direct commitment to its commercial success. We are excited about the immediate prospects for the global CHUBE change programme and, looking to the future, to the potential opportunities from leveraging our presence in Africa and Asia to distribute ABI's diagnostic products into new markets."

Enquiries: Thomas A. Nicolette, President and CEO	Tel. +1 856 848 8698
Antony Legge / James Thomas Daniel Stewart (Nomad and Broker)	Tel. +44 (0)20 7776 6550